UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported)   10 May 2002
                                                          ---------------


                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        Delaware                          1-4534                 23-1274455
 ---------------------------     -------------------------  -------------------
(State of other jurisdiction     (Commission file number)   (IRS Identification
  of incorporation)                                               number)


  7201 Hamilton Boulevard, Allentown, Pennsylvania             18195-1501
----------------------------------------------------       -----------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    --------------

Item 4.  Changes in Registrant's Certifying Accountant.
-------------------------------------------------------

     The Audit Committee of the Board of Directors of Air Products and Chemicals, Inc. ("Air Products") annually considers and recommends to the Board the selection of Air Products' independent public accountants. As recommended by Air Products' Audit Committee, the Board of Directors on 7 May 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as Air Products' independent public accountants and has engaged KPMG LLP to serve as Air Products' independent public accountants for the fiscal year ending 30 September 2002.

     Andersen's reports on Air Products' consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Air Products' two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Air Products' consolidated financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

     Air Products has provided Andersen with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of Andersen's letter, dated 10 May 2002, stating its agreement with such statements.

     During Air Products' two most recent fiscal years and through the date of this Form 8-K, Air Products did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or posed, or the type of audit opinion that might be rendered on Air Products' consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
------------------------------------------

c)   Exhibits.  The following Exhibits are filed with this document.
     --------

     Exhibit
     Number                    Description
     -------                   -----------

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated 10 May 2002

        99         Press Release dated 7 May 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Air Products and Chemicals, Inc.
                                    -----------------------------------------
                                                      (Registrant)




Dated: 10 May 2002           By:              /s/ Leo J. Daley
                                    -----------------------------------------
                                               Leo J. Daley
                                         Vice President - Finance
                                         (Chief Financial Officer)

                                  EXHIBIT INDEX


 Exhibit
 Number              Description
 -------             -----------

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated 10 May 2002

  99                 Press Release dated 7 May 2002